     As filed with the Securities and Exchange Commission on March 19, 1996
                                                       REGISTRATION NO. 33-61841
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________


                         POST EFFECTIVE AMENDMENT NO. 1

                                    FORM S-3


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              ____________________

                        CHAMPION HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                    14340 TORREY CHASE, SUITE 320               58-2283872
   (State of Other Jurisdiction             HOUSTON, TEXAS  77014               (I.R.S. Employer
of Incorporation or Organization)              (713) 583-5491                  Identification No.)
                                      (Address including zip code, and
                                      telephone number, including area
                                           code of Registrants)


                 JAMES G. VANDEVENDER, EXECUTIVE VICE-PRESIDENT
                        CHAMPION HEALTHCARE CORPORATION
                         515 W. GREENS ROAD, SUITE 800
                             HOUSTON, TEXAS  77067
                                  713-583-5491
 (Name, address, including zip code, telephone number, including area code of
                              Agent for Service):


                                  With Copy to


                               WAYNE M. WHITAKER
MICHENER, LARIMORE, SWINDLE, WHITAKER, FLOWERS, SAWYER, REYNOLDS & CHALK, L.L.P.
                           3500 CITY CENTER TOWER II
                              301 COMMERCE STREET
                            FORT WORTH, TEXAS 76102

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
                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


Pursuant to the undertaking contained in Item 17(a)(3) of this Registration Statement, ie. "To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering", the Registrant hereby removes from registration 210,569 shares of the Registrant's common stock that remained unsold at the termination of the offering on February 11, 1996. There were originally 422,538 shares registered.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 15, 1996.


                                       CHAMPION HEALTHCARE CORPORATION

                                       By: /s/ JAMES G. VAN DEVENDER
                                           --------------------------------
                                           James G. VanDevender
                                           Executive Vice-President

                 Pursuant to the requirements of the Securities Act of 1933, this post effective amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

         SIGNATURE                          TITLE                                DATE
/s/ CHARLES R. MILLER             President, CEO & Director                 March 15, 1996
-------------------------------
Charles R. Miller

/s/ JAMES G. VANDEVENDER          Executive Vice-President, CFO
-------------------------------        and Director                         March 15, 1996
James G. VanDevender

*/s/ NOLAN LEHMANN                Director                                  March 15, 1996
--------------------------------
Nolan Lehmann

*/s/ JAMES A. CONROY              Director                                  March 15, 1996
--------------------------------
James A. Conroy

*/s/ DAVID S. SPENCER             Director                                  March 15, 1996
--------------------------------
David S. Spencer

*/s/ MANUEL M. FERRIS             Director                                  March 15, 1996
--------------------------------
Manuel M. Ferris

*/s/ WILLIAM G. WHITE            Director                                   March 15, 1996
--------------------------------
William G. White

                                 Director
--------------------------------
Richard D. Sage

                                 Director
--------------------------------
Janet A. Hickey

/s/ ROBERT M. STARLING           Vice President and Controller              March 15, 1996
--------------------------------
Robert M. Starling

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*  Pursuant to a Power of Attorney filed an Exhibit 25 to this
   Registration Statement